UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 21, 2014

Capella Education Company
(Exact name of Registrant as specified in its charter)

Minnesota	001-33140	41-1717955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 South 6th Street, 9th Floor Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (888) 227-3552

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Election of Directors.

Effective October 21, 2014, Rita Brogley and Matthew Ferguson were elected to the Company’s board of directors.

Ms. Brogley is the CEO of MyBuys, Inc. and Mr. Ferguson is the CEO of CareerBuilder.

Ms. Brogley and Mr. Ferguson will receive the Company’s standard director compensation as described under “Director Compensation” in the Company’s proxy statement for the 2014 annual meeting of shareholders filed with the SEC on March 24, 2014, including a prorated amount of that compensation for the fourth quarter of 2014.

A press release announcing Ms. Brogley and Mr. Ferguson’s elections, which is included as Exhibit 99.1 to this current report, is also incorporated by reference into this Item 5.02.

Item 9.01.	Financial Statements and Exhibits.

99.1     Press Release dated October 23, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPELLA EDUCATION COMPANY

Date: October 23, 2014	By	/s/ Gregory W. Thom
Gregory W. Thom
Senior Vice President, General Counsel and Secretary